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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   November 8, 1996



                             McKESSON CORPORATION
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            (Exact name of registrant as specified in its charter)



          Delaware                  1-13252                   94-3207296
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(State or other jurisdiction     (Commission             (I.R.S. Employer
      of incorporation)           File Number)            Identification No.)




McKesson Plaza
One Post Street
San Francisco, California                                           94104
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(Address of principal executive offices)                         (Zip Code)



                                 (415) 983-8300
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                 (Registrant's telephone number, including area code)
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Item 2.   Acquisition or Disposition of Assets
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     On November 8, 1996, pursuant to an asset purchase agreement dated as of
October 3, 1996, and amended by a first amendment and waiver agreement dated as of November 7, 1996, the Registrant consummated its acquisition of the healthcare distribution business of FoxMeyer Corporation ("FoxMeyer"), pursuant to an expedited auction process in the FoxMeyer bankruptcy proceeding in Wilmington, Delaware. The Registrant paid approximately $23 million in cash to the debtors, paid off approximately $500 million in secured debt and assumed an additional $75 million in other liabilities. The Registrant acquired assets consisting primarily of accounts receivable and inventories of approximately $650 million, customer contracts and fixed assets. The Registrant utilized proceeds from commercial paper issuances and a note payable to a bank to fund the transaction. The commercial paper issuances were backed by the Registrant's revolving credit agreements that were recently increased to provide borrowing availability of $500 million.

     As part of the transaction, the Registrant acquired real property and equipment used by FoxMeyer in the operation of distribution centers and a headquarters office building. The Registrant is in the process of implementing a plan to integrate the operations of the two companies.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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     (a)  Financial Statements

     As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after November 23, 1996.

     (b)  Pro Forma Financial Information

     As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after November 23, 1996.

     (c)  Exhibits

          See Exhibit Index
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                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    McKESSON CORPORATION
                                    (Registrant)


Dated:   November 22, 1996         By /s/Richard H. Hawkins
                                      ----------------------------
                                    Richard H. Hawkins
                                    Vice President and
                                    Chief Financial Officer



                                    By /s/Heidi E. Yodowitz
                                       ----------------------------
                                    Heidi E. Yodowitz
                                    Controller
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                                 EXHIBIT INDEX



Exhibit
Number                                      Title
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  2.1          Asset Purchase Agreement dated as of October 3, 1996 by and among
               FoxMeyer Corporation, FoxMeyer Drug Company, Health Mart, Inc., FoxMeyer Software, Inc., FoxMeyer Funding, Inc., Healthcare Transportation System, Inc. and Merchandise Coordinator Services Corporation as Sellers, and the Registrant, as Purchaser and FoxMeyer Health Corporation

  2.2 First Amendment and Waiver to the Asset Purchase Agreement dated as of November 7, 1996 by and among FoxMeyer Health Corporation, FoxMeyer Corporation, FoxMeyer Drug Company, Healthcare Transportation System, Inc., FoxMeyer Software, Inc., FoxMeyer Funding, Inc., Health Mart, Inc., Merchandise Coordinator Services Corporation d/b/a FoxMeyer Trading Company, and the Registrant